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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 21, 2000
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                         La Jolla Pharmaceutical Company
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-24274                    33-0361285
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)



6455 Nancy Ridge Drive, San Diego, California                   92121
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  (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (858) 452-6600
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         Effective as of July 21, 2000, La Jolla Pharmaceutical Company (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") entered into an Amendment to the Rights Agreement dated December 3, 1998, by and between the Company and the Rights Agent which (a) eliminates the concept and powers of the "Continuing Directors" in response to a clarification of Delaware law by the Delaware Supreme Court; and (b) amends the definition of "Acquiring Person" to permit State of Wisconsin Investment Board to invest up to a level of just under 20% beneficial ownership without triggering the Rights Agreement. A copy of the Amendment is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS

         Pursuant to General Instruction F of Form 8-K, the following document is incorporated by reference herein and attached as an exhibit hereto:

       EXHIBIT    DESCRIPTION
       -------    -----------

         99.1 Amendment, effective July 21, 2000, to Rights Agreement dated December 3, 1998 by and between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, including the Summary of Rights to be distributed to stockholders.

         99.2 Form of letter to be sent to stockholders announcing the amendment of the Rights Agreement and transmitting the Summary of Rights.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        La Jolla Pharmaceutical Company



Date:  January 25, 2001                 By:  /s/ Steven B. Engle
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                                             Steven B. Engle
                                             Chief Executive Officer


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                                  EXHIBIT INDEX



       EXHIBIT    DESCRIPTION
       -------    -----------

         99.1 Amendment, effective July 21, 2000, to Rights Agreement dated December 3, 1998 by and between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, including the Summary of Rights to be distributed to stockholders.

         99.2 Form of letter to be sent to stockholders announcing the amendment of the Rights Agreement and transmitting the Summary of Rights.


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